Warrants	12 Months Ended
Dec. 31, 2024
Warrants [Abstract]
Warrants

Note 6 — Warrants

On the Closing Date, all of Coliseum 3,225,000 private placement warrants were converted into 806,250 shares of Holdco Class A Common Stock.

The remaining 5,000,000 Coliseum public warrants were exchanged for warrants to purchase Holdco Class A Common Stock (“Warrants”). The Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Warrants. The Warrants became exercisable on January 31, 2025 and will expire on December 31, 2029 at 5:00 p.m., New York City time, or earlier upon liquidation.

The Warrants are derivative warrant liabilities in accordance with ASC 815. Accordingly, the Company recognizes the warrant instruments as liabilities at fair value and adjusts the instruments to fair value at each reporting period. The warrant liabilities are subject to re-measurement at each balance sheet date. With each such re-measurement, the warrant liabilities are adjusted to current fair value, with the change in fair value recognized in the Company’s statements of operations. The Company will reassess the classification at each balance sheet date. If the classification changes as a result of events during the period, the warrants will be reclassified as of the date of the event that causes the reclassification. Refer to Note 8 for additional information on the fair value measurements of these warrants.